Exhibit 99.1

Silver Spring Networks Reports Fourth Quarter Financial Results

$0.08 non-GAAP Earnings Per Share on $75 million Top-Line

47% non-GAAP Gross Margin

$6.3 Million in Cash Flow from Operations

Redwood City, CA – February 16, 2016 – Silver Spring Networks, Inc. (NYSE: SSNI) today announced financial results for its fourth quarter and year ended December 31, 2015.

Fourth Quarter Results (all comparisons made are against the prior year period, unless otherwise stated)

•	Non-GAAP revenue $75.0 million, up 7%.

•	GAAP revenue $199.2 million, up 157%.

•	Non-GAAP gross margin 47.1%, versus 41.3%.

•	GAAP gross margin 50.9%, versus 39.0%.

•	Non-GAAP net income $4.1 million versus $1.5 million.

•	GAAP net income $61.9 million versus $0.5 million.

•	Non-GAAP income per share $0.08, versus $0.03 per share.

•	GAAP income per share $1.19 versus $0.01 income per share.

•	$124.4 million cash, cash equivalents and short-term investments balance, on $6.3 million in cash flow from operations.

“We completed 2015 on a high note as shown in our fourth quarter results. We had another great quarter, delivering solid revenue growth, record gross margins, and positive cash flow,” said Mike Bell, President and CEO. “Our 2015 results, and our award with Con Edison, demonstrate the strength of our business model and the leadership position we have built in the smart grid and smart city markets. We see significant potential for continued innovation and growth in our core markets, and with Starfish, look to leverage Silver Spring’s technology and platform into the broader Internet of Things opportunity.”

Business Highlights (through February 16, 2016, unless otherwise stated):

•	Selected by Consolidated Edison, Inc. to deploy our fifth-generation network canopy and advanced metering infrastructure to 3.9 million electric and 1.3 million gas customers over its entire service territory.

•	Delivered record 47% non-GAAP gross margin performance in the fourth quarter due to growth, favorable product mix and manufacturing efficiencies.

•	Selected by CESC of India to deploy an advanced, multi-application smart energy and smart city network in the city of Kolkata. The initial phase anticipates connecting approximately 25,000 customers and automating the electricity distribution grid. CESC India also plans to leverage its network for broader Internet of Things (IoT) applications with Silver Spring’s Starfish program.

•	Selected by an existing utility customer to connect approximately 250,000 street lights using its already deployed Silver Spring multi-application advanced metering infrastructure canopy, subject to regulatory approval.

•	Launched Starfish Internet of Things services offering, Silver Spring’s international wireless IPv6 network service for the IoT. In addition to CESC in Kolkata, India, Silver Spring has announced initial availability in three North American cities, Chicago, San Antonio, and San Jose, and three European cities, Bristol, Copenhagen, and Glasgow.

•	Introduced the IoT Edge Router to enable simple and secure integration of smart city devices and applications such as smart parking stations, intelligent transportation systems, bicycle rental kiosks, and electric vehicle charging stations for forward-looking utilities and cities.

•	Named one of the Top 100 most innovative San Francisco Bay area companies in the Thompson Reuters Top 100 Global Innovators report.

•	Over 22.9 million cumulative network endpoints delivered from inception through December 31, 2015, up 13% from a year ago.

Full Year 2015 Results (all comparisons made against the prior year):

•	Non-GAAP revenue $281.9 million, up 2%.

•	GAAP revenue $489.6 million, up 156%.

•	Non-GAAP gross margin 43.5%, versus 33.6% a year ago.

•	GAAP gross margin 46.1%, versus 29.5% a year ago.

•	Non-GAAP net income $4.5 million versus a net loss of ($24.4) million.

•	GAAP net income $80.0 million versus a net loss of ($89.2) million.

•	Non-GAAP income per diluted share $0.09, versus ($0.50) loss per share.

•	GAAP income per diluted share $1.55, versus ($1.84) loss per share.

•	$124.4 million cash, cash equivalents and short-term investments balance, on $19.7 million in cash flow from operations.

•	Total backlog of $770 million as of December 31, 2015.

Supplemental Information

Concurrent with this press release, Silver Spring Networks will post a supplemental commentary with financial information to its website at ir.silverspringnet.com.

Silver Spring Networks announced preliminary fourth quarter and full year 2015 results and hosted a conference call on February 8, 2016, during which Silver Spring provided a review of its expected results for the fourth quarter and full year ending December 31, 2015, and its outlook for the future. A dial-in replay of the conference call will be available until April 1, 2016 and can be accessed at 877-660-6853 or 201-612-7415 Conference ID 13630388. An audio webcast replay of the conference call is available for one year at ir.silverspringnet.com.

About Silver Spring Networks

Silver Spring Networks is a leading networking platform and solutions provider for smart energy networks. Silver Spring’s pioneering IPv6 networking platform, with over 22.9 million Silver Spring enabled devices delivered, is connecting utilities to homes and business throughout the world with the goal of achieving greater energy efficiency for the planet. Silver Spring’s innovative solutions enable utilities to gain operational efficiencies, improve grid reliability, and empower consumers to monitor and manage energy consumption. Silver Spring Networks’ customers include major utilities around the globe such as Baltimore Gas & Electric, CitiPower & Powercor, Commonwealth Edison, Consolidated Edison, CPS Energy, Florida Power & Light, Jemena Electricity Networks Limited, Pacific Gas & Electric, Pepco Holdings, Progress Energy, and Singapore Power, among others. To learn more, please visit www.silverspringnet.com.

Non-GAAP and Other Financial Measures

Silver Spring believes that its results of operations under generally accepted accounting principles, or GAAP, when considered in isolation, may only provide limited insight into the performance of its business in any given period. As a result, Silver Spring manages its business, makes planning decisions, evaluates its performance and allocates resources by assessing non-GAAP measures such as non-GAAP revenue, recurring non-GAAP revenue, recurring non-GAAP revenue per endpoint, cost of non-GAAP revenue, non-GAAP gross profit (loss), non-GAAP gross margin, non-GAAP operating expense, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP income tax provision (benefit), non-GAAP net income (loss), non-GAAP income (loss) per share, adjusted EBITDA, and total backlog, in addition to other financial measures presented in accordance with GAAP. Silver Spring believes that these non-GAAP and other financial measures offer valuable supplemental information regarding the performance of its business, and will help investors better understand the sales volumes, and gross margin and profitability trends, as well as the cash flow characteristics, of its business. The non-GAAP measures should not be considered in isolation from, are not a substitute for, and do not purport to be an alternative to, revenue, cost of revenue, gross profit (loss), gross margin, operating expense, operating loss, net income (loss), net income (loss) per share or any other performance measure derived in accordance with GAAP. Silver Spring may consider whether other significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.

Non-GAAP revenue represents amounts invoiced for products for which ownership, typically evidenced by title and risk of loss, has transferred or services that have been provided to the customer, and for which payment is expected to be made in accordance with normal payment terms. Non-GAAP revenue excludes amounts for undelivered products, services to be performed in the future, and amounts paid or payable to customers. Non-GAAP revenue is initially recorded as deferred revenue and is then recognized as revenue when all revenue recognition criteria has been met under Silver Spring’s accounting policies as described in Silver Spring’s filings with the Securities and Exchange Commission. Silver Spring reconciles revenue to non-GAAP revenue by adding revenue to the change in deferred revenue in a given period.

Recurring non-GAAP revenue is non-GAAP revenue from Managed services and SaaS, as well as customer support and other service offerings. Recurring non-GAAP revenue is primarily recurring in nature and includes managed services, hosting and software maintenance, and support fees, as well as one-time Managed services and SaaS set up fees. Customer support and other services are provided to customers outside of Managed services and SaaS offerings, and are also recurring in nature. Silver Spring reconciles recurring GAAP revenue to recurring non-GAAP revenue by adding revenue to the change in deferred revenue in a given period.

Recurring non-GAAP revenue per endpoint represents a trailing twelve-month recurring non-GAAP revenue per cumulative endpoint shipped from inception to date.

Cost of non-GAAP revenue represents the cost associated with products and services that have been delivered to the customer, excluding stock-based compensation, amortization of intangibles and acquisition-related charges. Cost of product shipments for which revenue is not recognized in the period incurred is recorded as deferred cost of revenue. Deferred cost of revenue is expensed in the statement of operations as cost of revenue when the corresponding revenue is recognized. Costs related to services are expensed in the period incurred. Silver Spring reconciles cost of revenue to cost of non-GAAP revenue by adding cost of revenue and the change in deferred cost of revenue, less stock-based compensation, amortization of intangibles and acquisition-related charges, included in cost of revenue in a given period.

Non-GAAP gross profit (loss) is the difference between non-GAAP revenue and cost of non-GAAP revenue. Non-GAAP gross margin is non-GAAP gross profit (loss) as a percentage of non-GAAP revenue.

Non-GAAP operating expense consists of research and development, sales and marketing, and general and administrative expenses, excluding amortization of intangible assets, stock-based compensation, acquisition-related charges, restructuring and legal settlements.

Non-GAAP operating income (loss) represents operating income (loss) adjusted for non-GAAP revenue and cost of non-GAAP revenue and excludes expenses related to the amortization of intangible assets, stock-based compensation, acquisition-related charges, restructuring and legal settlements. Non-GAAP operating margin is non-GAAP operating income (loss) as a percentage of non-GAAP revenue.

Non-GAAP income tax provision (benefit) represents income tax provision (benefit) excluding income tax benefit related to acquisitions.

Non-GAAP net income (loss) represents net income (loss) adjusted for changes in deferred revenue and deferred cost of revenue, and excludes expenses related to the amortization of intangible assets, stock-based compensation, acquisition-related charges, income tax benefit related to acquisitions, restructuring and legal settlements.

Non-GAAP income (loss) per share represents non-GAAP net income (loss) divided by weighted average shares outstanding for the period.

Adjusted EBITDA is net income (loss) adjusted for changes in deferred revenue and deferred cost of revenue, other (income) expense, net, (benefit) provision for income taxes, depreciation and amortization, stock-based compensation, acquisition-related charges, restructuring, legal settlements and certain other items management believes affect the comparability of operating results.

Total backlog represents future product and service billings that Silver Spring expects to generate pursuant to contracts entered into with its utility customers and meter manufacturers. Total backlog includes order backlog, which represents future billings for open purchase orders and other firm commitments.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements regarding the momentum in Silver Spring Networks’ business; future deployments; future innovation; future product availability; future growth; and future financial results. Statements including words such as “anticipate”, “believe”, “estimate” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are preliminary estimates and expectations based on current information and are subject to business and economic risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Important factors that could cause results to differ materially from the statements herein include: timing around customer decisions and deployment pace; receipt by our customers of required regulatory approvals; dependence on a limited number of customers and key suppliers; general economic risks; specific economic risks in different geographies and among different industries; failure to maintain or increase renewals and increase business from existing customers; uncertainties around continued success in sales growth and market share gains; the expansion of our target markets, including the IoT market; lengthy sales cycles with no assurances that a prospective customer will select Silver Spring’s products and services; amounts included in backlog may not result in billings or revenue; adverse publicity about, or consumer or political opposition to, the smart grid; security breaches involving smart grid products or services; the ability to integrate technology into third-party devices and Silver Spring’s relationship with third-party manufacturers; execution and customer adoption risks related to new product introductions and innovation, including our new fifth generation networking platform and products; the ability to attract and retain personnel, including members of Silver Spring’s management team; changes in strategy; technological changes that make Silver Spring’s products and services less competitive; competition, particularly from larger companies with more resources than Silver Spring; international business uncertainties; the ability to acquire and integrate other businesses; and other risk factors set forth from time to time in Silver Spring’s filings with the SEC, copies of which are available free of charge at the SEC’s website at www.sec.gov. All forward-looking statements in this press release reflect Silver Spring’s expectations as of February 16, 2016. Silver Spring undertakes no obligation, and expressly disclaims any obligation, to update any forward-looking statements in this press release in light of new information or future events. In addition, the preliminary financial results set forth in this press release are estimates based on information currently available to Silver Spring.

For additional information, please contact:

Mark McKechnie

Investor Relations

650-839-4664

mmckechnie@silverspringnet.com

Noel Hartzell

Global Communications

650-839-4184

nhartzell@silverspringnet.com

SILVER SPRING NETWORKS, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Revenue:
Product revenue	$143,202	$60,034	$353,041	$129,333
Service revenue	56,045	17,377	136,518	61,955

Net revenue	199,247	77,411	489,559	191,288

Cost of revenue:
Product cost of revenue	83,903	35,038	202,430	77,158
Service cost of revenue	13,999	12,195	61,386	57,793

Total cost of revenue	97,902	47,233	263,816	134,951

Gross profit	101,345	30,178	225,743	56,337

Operating expenses:
Research and development	13,714	12,718	61,295	64,771
Sales and marketing	7,343	8,063	33,452	36,388
General and administrative	14,483	8,104	46,372	41,260
Restructuring	60	(99)	1,671	1,789

Total operating expenses	35,600	28,786	142,790	144,208

Operating income (loss)	65,745	1,392	82,953	(87,871)
Other (expense) income, net	(159)	68	104	123

Income (loss) before income taxes	65,586	1,460	83,057	(87,748)
Provision for income taxes	(3,708)	(959)	(3,071)	(1,422)

Net income (loss)	$61,878	$501	$79,986	$(89,170)

Net income (loss) per share:
Basic	$1.23	$0.01	$1.60	$(1.84)

Diluted	$1.19	$0.01	$1.55	$(1.84)

Weighted average shares used to compute net income (loss) per share:
Basic	50,481	48,929	49,963	48,377

Diluted	52,167	50,191	51,524	48,377

Reconciliation of GAAP to Non-GAAP results (in thousands, except per share data)

The following tables reconcile the Company’s net income (loss) and net income (loss) per share as presented in its unaudited Condensed Consolidated Statements of Operations and prepared in accordance with GAAP to its non-GAAP net income (loss) and non-GAAP net income (loss) per share.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Net income (loss)	$61,878	$501	$79,986	$(89,170)
Change in deferred revenue, net of foreign currency translation	(124,259)	(7,045)	(207,635)	85,420
Change in deferred cost of revenue, net of foreign currency translation	56,982	5,535	97,274	(56,767)
Amortization of intangibles	422	219	1,674	614
Stock-based compensation	4,942	2,391	26,479	33,861
Acquisition-related charges	506	—	2,551	—
Income tax benefit related to Detectent acquisition	—	—	(1,128)	—
Restructuring	60	(99)	1,671	1,789
Legal settlements	3,595	—	3,595	(100)

Non-GAAP net income (loss)	$4,126	$1,502	$4,467	$(24,353)

Non-GAAP net income (loss) per share:
Basic	$0.08	$0.03	$0.09	$(0.50)

Diluted	$0.08	$0.03	$0.09	$(0.50)

Weighted average shares used to compute Non-GAAP net income (loss) per share:
Basic	50,481	48,929	49,963	48,377

Diluted	52,167	50,191	51,524	48,377

SILVER SPRING NETWORKS, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	December 31,	December 31,
	2015	2014 (a)
ASSETS
Current assets:
Cash and cash equivalents	$65,264	$60,457
Short-term investments	59,181	60,339

Accounts receivable	47,813	54,740
Inventory	4,545	6,722
Deferred cost of revenue	196,868	29,585
Deferred tax assets	—	5,278
Prepaid expenses and other current assets	10,835	5,146

Total current assets	384,506	222,267
Property and equipment, net	14,106	12,860
Goodwill and intangible assets	14,390	8,221
Deferred cost of revenue, non-current	38,882	303,445
Deferred tax assets, non-current	1,069	354
Other long-term assets	4,772	1,047

Total assets	$457,725	$548,194

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$30,623	$27,530
Deferred revenue	305,471	91,688
Deferred tax liability	—	249
Accrued and other liabilities	41,913	24,421

Total current liabilities	378,007	143,888
Deferred revenue, non-current	96,342	517,905
Deferred tax liability, non-current	—	5,146
Other liabilities	17,241	15,074

Total liabilities	491,590	682,013

Total stockholders’ deficit	(33,865)	(133,819)

Total liabilities and stockholders’ deficit	$457,725	$548,194

(a)	Derived from audited consolidated financial statements

SILVER SPRING NETWORKS, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
OPERATING ACTIVITIES
Net income (loss)	$61,878	$501	$79,986	$(89,170)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred taxes	(557)	(1,245)	(1,492)	(328)
Depreciation and amortization	1,930	1,763	7,822	6,467
Stock-based compensation	4,942	2,391	26,479	33,861
Other non-cash adjustments	412	(80)	766	431
Changes in assets and liabilities:
Accounts receivable	(3,675)	13,759	7,398	15,554
Inventory	(853)	(2,110)	2,190	(2,271)
Prepaid expenses and other assets	(936)	2,784	(5,128)	194
Contingent consideration related to
Detectent acquisition held in escrow	—	—	(4,000)	—
Deferred cost of revenue	56,978	5,603	97,286	(56,907)
Accounts payable	3,232	(955)	3,101	(4,120)
Customer deposits	(599)	288	(448)	321
Deferred revenue	(124,115)	(7,823)	(208,305)	84,590
Accrued and other liabilities	7,620	(1,355)	14,032	2,510

Net cash provided by (used in) operating activities	6,257	13,521	19,687	(8,868)

INVESTING ACTIVITIES
Payments for business acquisition, net of cash and cash equivalents acquired	—	24	(7,098)	(8,726)
Proceeds from sales of available-for-sale investments	4,204	10,991	15,690	53,450
Proceeds from maturities of available-for-sale investments	—	—	9,250	6,750
Purchases of available-for-sale investments	(5,270)	(11,050)	(24,180)	(57,671)
Purchases of property and equipment	(1,821)	(1,851)	(5,350)	(6,073)

Net cash used in investing activities	(2,887)	(1,886)	(11,688)	(12,270)

FINANCING ACTIVITIES
Payments on capital lease obligations	(169)	(405)	(1,163)	(1,550)
Proceeds from issuance of common stock, net of repurchases	139	174	3,794	7,020
Excess tax benefit from share-based payment awards	153	103	153	103
Taxes paid related to net share settlement of equity awards	(1,820)	(1,043)	(5,788)	(6,453)

Net cash used in financing activities	(1,697)	(1,171)	(3,004)	(880)

Effect of exchange rate changes on cash and cash equivalents	136	(121)	(188)	(121)

Net increase (decrease) in cash and cash equivalents	1,809	10,343	4,807	(22,139)
Cash and cash equivalents - beginning of period	63,455	50,114	60,457	82,596

Cash and cash equivalents - end of period	$65,264	$60,457	$65,264	$60,457

SILVER SPRING NETWORKS, INC.

UNAUDITED RECONCILIATION OF NET REVENUE BETWEEN GAAP AND NON-GAAP

(in thousands, except percentages)

	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	YoY % Change
TYPE
GAAP net revenue:
Product net revenue	$60,034	$105,035	$54,711	$50,093	$143,202	139%
Service net revenue
Managed services and SaaS (a)	10,569	12,974	10,608	11,223	37,142	251%
Professional services (a)	6,808	25,631	11,848	8,189	18,903	178%

Total service net revenue	17,377	38,605	22,456	19,412	56,045	223%

Total GAAP net revenue	$77,411	$143,640	$77,167	$69,505	$199,247	157%

% Product	78%	73%	71%	72%	72%
% Service	22%	27%	29%	28%	28%
Change in deferred net revenue:
Change in deferred product revenue	$(9,991)	$(64,034)	$(10,015)	$1,785	$(95,194)
Change in deferred service revenue:
Managed services and SaaS	984	(419)	2,387	1,397	(22,896)
Professional services	1,962	(16,088)	(399)	2,010	(6,169)

Total change in deferred service revenue	2,946	(16,507)	1,988	3,407	(29,065)

Total change in deferred revenue	$(7,045)	$(80,541)	$(8,027)	$5,192	$(124,259)
Non-GAAP revenue:
Product net revenue	50,043	41,001	44,696	51,878	48,008	-4%
Service net revenue:
Managed services and SaaS (a)	11,553	12,555	12,995	12,620	14,246	23%
Professional services (a)	8,770	9,543	11,449	10,199	12,734	45%

Total service net revenue	20,323	22,098	24,444	22,819	26,980	33%

Total non-GAAP net revenue	$70,366	$63,099	$69,140	$74,697	$74,988	7%

% Product	71%	65%	65%	69%	64%
% Service	29%	35%	35%	31%	36%
RECURRING REVENUE PER ENDPOINT
Recurring GAAP revenue (TTM) (a)	$35,220	$39,673	$41,697	$45,374	$71,947
Changes in deferred revenue, net of foreign currency translations	9,284	6,851	6,912	4,349	(19,531)

Recurring non-GAAP revenue (TTM) (a)	$44,504	$46,524	$48,609	$49,723	$52,416

Cumulative network endpoints delivered	20,266	20,814	21,506	22,321	22,954
Recurring GAAP revenue per endpoint delivered (a)	$1.74	$1.91	$1.94	$2.03	$3.13	80%
Recurring non-GAAP revenue per endpoint delivered (a)	$2.20	$2.24	$2.26	$2.23	$2.28	4%

SOLUTION
GAAP net revenue
Advanced metering infrastructure	$72,456	$112,865	$66,907	$60,149	$181,892	151%
New solutions	4,955	30,775	10,260	9,356	17,355	250%

Total GAAP net revenue	$77,411	$143,640	$77,167	$69,505	$199,247	157%

% Advanced metering infrastructure	94%	79%	87%	87%	91%
% New solutions	6%	21%	13%	13%	9%
Change in deferred net revenue
Advanced metering infrastructure	$(12,441)	$(64,828)	$(10,976)	$3,586	$(123,525)
New solutions	5,396	(15,713)	2,949	1,606	(734)

Total change in deferred net revenue	$(7,045)	$(80,541)	$(8,027)	$5,192	$(124,259)
Non-GAAP net revenue
Advanced metering infrastructure	$60,015	$48,037	$55,931	$63,735	$58,367	-3%
New solutions	10,351	15,062	13,209	10,962	16,621	61%

Total Non-GAAP net revenue	$70,366	$63,099	$69,140	$74,697	$74,988	7%

% Advanced metering infrastructure	85%	76%	81%	85%	78%
% New solutions	15%	24%	19%	15%	22%

GEOGRAPHY
GAAP net revenue
United States	$30,017	$122,582	$72,360	$53,113	$177,896	493%
International	47,394	21,058	4,807	16,392	21,351	-55%

Total GAAP net revenue	$77,411	$143,640	$77,167	$69,505	$199,247	157%

% United States	39%	85%	94%	76%	89%
% International	61%	15%	6%	24%	11%
Change in deferred net revenue
United States	$29,176	$(66,533)	$(17,955)	$12,467	$(116,859)
International	(36,221)	(14,008)	9,928	(7,275)	(7,400)

Total change in deferred net revenue	$(7,045)	$(80,541)	$(8,027)	$5,192	$(124,259)
Non-GAAP net revenue
United States	$59,193	$56,049	$54,405	$65,580	$61,037	3%
International	11,173	7,050	14,735	9,117	13,951	25%

Total non-GAAP net revenue	$70,366	$63,099	$69,140	$74,697	$74,988	7%

% United States	84%	89%	79%	88%	81%
% International	16%	11%	21%	12%	19%

(a)	Certain amounts have been reclassified in 2014 from Professional services to Managed services and SaaS related to product support which is recurring in nature to conform to current period presentation.

SILVER SPRING NETWORKS, INC.

UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

(in thousands, except percentages and headcount)

	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	YoY % Change
CASH FLOW DATA
Operating cash flow	$13,521	$(455)	$9,613	$4,272	$6,257	-54%
Operating cash flow - TTM	(8,868)	(5,960)	7,048	27,054	19,687	322%
BALANCE SHEET DATA
Cash, cash equivalents and short-term investments	$120,796	$111,215	$118,555	$121,915	$124,445	3%
Deferred net revenue
End of quarter	609,593	529,984	521,176	526,000	401,813
Less: Beginning of quarter	(617,416)	(609,593)	(529,984)	(521,176)	(526,000)
Foreign currency translation adjustment and other	778	(932)	781	368	(72)

Change in deferred net revenue, net of foreign currency translation and other	$(7,045)	$(80,541)	$(8,027)	$5,192	$(124,259)

Deferred cost of revenue
End of quarter	$333,030	$300,524	$286,044	$292,730	$235,750
Less: Beginning of quarter	(338,633)	(333,030)	(300,524)	(286,044)	(292,730)
Foreign currency translation adjustment	68	(10)	(8)	26	(2)

Change in deferred cost of revenue, net of foreign currency translation	$(5,535)	$(32,516)	$(14,488)	$6,712	$(56,982)

STOCK-BASED COMPENSATION
Cost of goods sold	$218	$1,723	$2,209	$1,197	$1,006	361%
Research and development	785	2,180	2,832	1,771	1,277	63%
Sales and marketing	479	1,238	1,287	914	665	39%
General and administrative	909	1,882	2,333	1,971	1,994	119%

	$2,391	$7,023	$8,661	$5,853	$4,942	107%

EMPLOYEES	576	623	640	645	652	13%
HOMES & BUSINESSES
Cumulative network endpoints delivered*	20,266	20,814	21,506	22,321	22,954	13%

*	Endpoints refer to communication modules in electric meters

SILVER SPRING NETWORKS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(in thousands, except per share data and percentages)

	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	YOY % Change
QUARTERLY RECONCILIATION OF RESULTS
Net revenue
GAAP net revenue	$77,411	$143,640	$77,167	$69,505	$199,247	157%
Change in deferred revenue, net of foreign currency translation	(7,045)	(80,541)	(8,027)	5,192	(124,259)

Non-GAAP net revenue	$70,366	$63,099	$69,140	$74,697	$74,988	7%

Gross profit
GAAP gross profit	$30,178	$71,455	$19,956	$32,987	$101,345	236%
Change in deferred revenue, net of foreign currency translation	(7,045)	(80,541)	(8,027)	5,192	(124,259)
Change in deferred cost of revenue, net of foreign currency translation	5,535	32,516	14,488	(6,712)	56,982
Amortization of intangible assets	140	262	260	260	259
Stock-based compensation	218	1,723	2,209	1,197	1,006
Acquisition-related charges (a)	—	11	60	14	15

Non-GAAP gross profit	$29,026	$25,426	$28,946	$32,938	$35,348	22%

GAAP gross margin % (as a % of GAAP net revenue)	39%	50%	26%	47%	51%
Non-GAAP gross margin % (as a % of non-GAAP net revenue)	41%	40%	42%	44%	47%

Operating expenses
GAAP operating expenses	$28,786	$37,314	$36,495	$33,381	$35,600	24%
Amortization of intangible assets	(79)	(147)	(162)	(161)	(163)
Stock-based compensation	(2,173)	(5,300)	(6,452)	(4,656)	(3,936)
Acquisition-related charges (a)	—	(724)	(691)	(545)	(491)
Restructuring	99	(194)	(1,078)	(339)	(60)
Legal settlements	—	—	—	—	(3,595)

Non-GAAP operating expenses	$26,633	$30,949	$28,112	$27,680	$27,355	3%

GAAP operating expense % (as a % of GAAP net revenue)	37%	26%	47%	48%	18%
Non-GAAP operating expense % (as a % of non-GAAP net revenue)	38%	49%	41%	37%	36%

Operating income (loss)
GAAP operating income (loss)	$1,392	$34,141	$(16,539)	$(394)	$65,745	4623%
Change in deferred revenue, net of foreign currency translation	(7,045)	(80,541)	(8,027)	5,192	(124,259)
Change in deferred cost of revenue, net of foreign currency translation	5,535	32,516	14,488	(6,712)	56,982
Amortization of intangible assets	219	409	422	421	422
Stock-based compensation	2,391	7,023	8,661	5,853	4,942
Acquisition-related charges (a)	—	735	751	559	506
Restructuring	(99)	194	1,078	339	60
Legal settlements	—	—	—	—	3,595

Non-GAAP operating income (loss)	$2,393	$(5,523)	$834	$5,258	$7,993	234%

GAAP operating margin % (as a % of GAAP net revenue)	2%	24%	-21%	-1%	33%
Non-GAAP operating margin % (as a % of non-GAAP net revenue)	3%	-9%	1%	7%	11%

Income tax provision (benefit)
GAAP income tax provision (benefit)	$959	$(476)	$(290)	$129	$3,708	287%
Income tax benefit related to Detectent acquisition	—	890	124	114	—

Non-GAAP income tax provision (benefit)	$959	$414	$(166)	$243	$3,708	287%

GAAP income tax provision % (as a % of GAAP net revenue)	1%	0%	0%	0%	2%
Non-GAAP income tax provision % (as a % of non-GAAP net revenue)	1%	1%	0%	0%	5%

Adjusted EBITDA
GAAP net income (loss)	$501	$34,905	$(16,175)	$(622)	$61,878	12251%
Change in deferred revenue, net of foreign currency translation	(7,045)	(80,541)	(8,027)	5,192	(124,259)
Change in deferred cost of revenue, net of foreign currency translation	5,535	32,516	14,488	(6,712)	56,982
Other (income) expense, net	(68)	(288)	(74)	99	159
Provision (benefit) for income taxes	959	(476)	(290)	129	3,708
Depreciation and amortization	1,763	1,949	1,953	1,990	1,930
Stock-based compensation	2,391	7,023	8,661	5,853	4,942
Acquisition-related charges (a)	—	735	751	559	506
Restructuring	(99)	194	1,078	339	60
Legal settlements	—	—	—	—	3,595

Adjusted EBITDA	$3,937	$(3,983)	$2,365	$6,827	$9,501	141%

Net income (loss)
GAAP net income (loss)	$501	$34,905	$(16,175)	$(622)	$61,878	12251%
Change in deferred revenue, net of foreign currency translation	(7,045)	(80,541)	(8,027)	5,192	(124,259)
Change in deferred cost of revenue, net of foreign currency translation	5,535	32,516	14,488	(6,712)	56,982
Amortization of intangible assets	219	409	422	421	422
Stock-based compensation	2,391	7,023	8,661	5,853	4,942
Acquisition-related charges (a)	—	735	751	559	506
Income tax benefit related to Detectent acquisition	—	(890)	(124)	(114)	—
Restructuring	(99)	194	1,078	339	60
Legal settlements	—	—	—	—	3,595

Non-GAAP net income (loss)	$1,502	$(5,649)	$1,074	$4,916	$4,126	175%

GAAP net margin % (as a % of GAAP net revenue)	1%	24%	-21%	-1%	31%
Non-GAAP net margin % (as a % of non-GAAP net revenue)	2%	-9%	2%	7%	6%

GAAP net income (loss) per share
Basic	$0.01	$0.71	$(0.32)	$(0.01)	$1.23
Diluted	$0.01	$0.69	$(0.32)	$(0.01)	$1.19
Weighted average number of shares used in computation
Basic	48,929	49,306	49,862	50,188	50,481
Diluted	50,191	50,899	49,862	50,188	52,167

Non-GAAP net income (loss) per share
Basic	$0.03	$(0.11)	$0.02	$0.10	$0.08
Diluted	$0.03	$(0.11)	$0.02	$0.10	$0.08
Weighted average number of shares used in computation
Basic	48,929	49,306	49,862	50,188	50,481
Diluted	50,191	49,306	51,390	51,713	52,167

(a)	Acquisition-related charges in 2014 were not included.

SILVER SPRING NETWORKS, INC.

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

(in thousands, except percentages)

	Three Months Ended December 31, 2015
	GAAP	Change in Deferred Revenue and Deferred Cost of Revenue (b)	Stock-based Compensation	Amortization of Intangible Assets	Acquisition- Related Costs	Non-GAAP
Product revenue	$143,202	$(95,194)	$—	$—	$—	$48,008
Service revenue
Managed services and SaaS	37,142	(22,896)	—	—	—	14,246
Professional services	18,903	(6,169)	—	—	—	12,734

Total service net revenue	$56,045	$(29,065)	$—	$—	$—	$26,980

Net revenue	$199,247	$(124,259)	$—	$—	$—	$74,988

Product cost of revenue	$83,903	$(56,982)	$(250)	$(259)	$—	$26,412
Service cost of revenue
Managed services and SaaS	7,592	—	(256)	—	(15)	7,321
Professional services	6,407	—	(500)	—	—	5,907

Total service cost of revenue	$13,999	$—	$(756)	$—	$(15)	$13,228

Total cost of revenue	$97,902	$(56,982)	$(1,006)	$(259)	$(15)	$39,640

Gross profit	$101,345	$(67,277)	$1,006	$259	$15	$35,348
Product gross margin %	41.4%	2.5%	0.5%	0.5%	—	45.0%
Service gross margin %
Managed service and SaaS gross margin %	79.6%	-32.9%	1.8%	—	0.1%	48.6%
Professional services gross margin %	66.1%	-16.4%	3.9%	—	—	53.6%
Total service gross margin %	75.0%	-26.9%	2.8%	—	0.1%	51.0%
Total gross margin %	50.9%	-5.4%	1.3%	0.3%	0.0%	47.1%

	Three Months Ended December 31, 2014
	GAAP	Change in Deferred Revenue and Deferred Cost of Revenue (b)	Stock-based Compensation	Amortization of Intangible Assets	Acquisition- Related Costs	Non-GAAP
Product revenue	$60,034	$(9,991)	$—	$—	$—	$50,043
Service revenue
Managed services and SaaS (a)	10,569	984	—	—	—	11,553
Professional services (a)	6,808	1,962	—	—	—	8,770

Total service net revenue	$17,377	$2,946	$—	$—	$—	$20,323

Net revenue	$77,411	$(7,045)	$—	$—	$—	$70,366

Product cost of revenue	$35,038	$(5,535)	$77	$(140)	$—	$29,440
Service cost of revenue
Managed services and SaaS (a)	6,031	—	72	—	—	6,103
Professional services (a)	6,164	—	(367)	—	—	5,797

Total service cost of revenue	$12,195	$—	$(295)	$—	$—	$11,900

Total cost of revenue	$47,233	$(5,535)	$(218)	$(140)	$—	$41,340

Gross profit	$30,178	$(1,510)	$218	$140	$—	$29,026
Product gross margin %	41.6%	-0.6%	-0.2%	0.2%	—	41.1%
Service gross margin %

Managed service and SaaS gross margin % (a)	42.9%	4.9%	-0.6%	—	—	47.2%
Professional services gross margin % (a)	9.5%	20.3%	4.2%	—	—	33.9%
Total service gross margin %	29.8%	10.2%	1.5%	0.0%	—	41.5%
Total gross margin %	39.0%	1.8%	0.3%	0.2%	—	41.3%

(a)	Certain amounts have been reclassified in 2014 from Professional services to Managed services and SaaS related to product support which is recurring in nature to conform to current period presentation.
(b)	Amounts presented net of foreign currency translation.

SILVER SPRING NETWORKS, INC.

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

(in thousands, except percentages)

	Twelve Months Ended December 31, 2015
	GAAP	Change in Deferred Revenue and Deferred Cost of Revenue (b)	Stock-based Compensation	Amortization of Intangible Assets	Acquisition- Related Costs	Non-GAAP
Product revenue	$353,041	$(167,458)	$—	$—	$—	$185,583
Service revenue
Managed services and SaaS	71,947	(19,531)	—	—	—	52,416
Professional services	64,571	(20,646)	—	—	—	43,925

Total service net revenue	$136,518	$(40,177)	$—	$—	$—	$96,341

Net revenue	$489,559	$(207,635)	$—	$—	$—	$281,924

Product cost of revenue	$202,430	$(97,274)	$(1,288)	$(1,041)	$—	$102,827
Service cost of revenue
Managed services and SaaS	31,663	—	(1,937)	—	(100)	29,626
Professional services	29,723	—	(2,910)	—	—	26,813

Total service cost of revenue	$61,386	$—	$(4,847)	$—	$(100)	$56,439

Total cost of revenue	$263,816	$(97,274)	$(6,135)	$(1,041)	$(100)	$159,266

Gross profit	$225,743	$(110,361)	$6,135	$1,041	$100	$122,658
Product gross margin %	42.7%	0.7%	0.7%	0.6%	—	44.6%
Service gross margin %
Managed service and SaaS gross margin %	56.0%	-16.4%	3.7%	—	0.2%	43.5%
Professional services gross margin %	54.0%	-21.6%	6.6%	—	—	39.0%
Total service gross margin %	55.0%	-18.8%	5.0%	—	0.1%	41.4%
Total gross margin %	46.1%	-5.2%	2.2%	0.4%	0.0%	43.5%

	Twelve Months Ended December 31, 2014
	GAAP	Change in Deferred Revenue and Deferred Cost of Revenue (b)	Stock-based Compensation	Amortization of Intangible Assets	Acquisition- Related Costs	Non-GAAP
Product revenue	$129,333	$64,691	$—	$—	$—	$194,024
Service revenue
Managed services and SaaS (a)	35,220	9,284	—	—	—	44,504
Professional services (a)	26,735	11,445				38,180

Total service net revenue	$61,955	$20,729	$—	$—	$—	$82,684

Net revenue	$191,288	$85,420	$—	$—	$—	$276,708

Product cost of revenue	$77,158	$56,767	$(1,837)	$(417)	$—	$131,671
Service cost of revenue
Managed services and SaaS (a)	25,800	—	(919)	—	—	24,881
Professional services (a)	31,993	—	(4,853)	—	—	27,140

Total service cost of revenue	$57,793	$—	$(5,772)	$—	$—	$52,021

Total cost of revenue	$134,951	$56,767	$(7,609)	$(417)	$—	$183,692

Gross profit	$56,337	$28,653	$7,609	$417	$—	$93,016
Product gross margin %	40.3%	-9.4%	0.9%	0.2%	—	32.1%
Service gross margin %

Managed service and SaaS gross margin % (a)	26.7%	15.3%	2.1%	—	—	44.1%
Professional services gross margin % (a)	-19.7%	35.9%	12.7%	—	—	28.9%
Total service gross margin %	6.7%	23.4%	7.0%	—	—	37.1%
Total gross margin %	29.5%	1.3%	2.7%	0.2%	—	33.6%

(a)	Certain amounts have been reclassified in 2014 from Professional services to Managed services and SaaS related to product support which is recurring in nature to conform to current period presentation.
(b)	Amounts presented net of foreign currency translation.